SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549
                     ____________________________

                               FORM 8-K

                       Current Report Pursuant
                    to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

          Date of report (Date of earliest event reported):
                           May 13, 2005
                    ____________________________

                        MDI TECHNOLOGIES, INC.
         (Exact Name of Registrant as Specified in Its Charter)

                               DELAWARE
            (State or Other Jurisdiction of Incorporation)

               333-76427                     84-1165714
        (Commission file Number)          (I.R.S. Employer
                                          Identification No.)

   940 West Port Plaza Drive, #100, St. Louis, Missouri   63146
       (Address of Principal Executive Offices)         (Zip Code)

                               (314) 439-6400
         (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

( ) Written communication pursuant to Rule 425 under the securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14A-12 under Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

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ITEM 8.01.  OTHER EVENTS.

     On May 13, 2005, MDI Technologies, Inc. issued a press release announcing that LGI Acquisition, Inc. has made an unsolicited offer for all of MDI's outstanding shares for a consideration of US$2.40 per share cash and that an interim report is being mailed to shareholders today, May 13, 2005, advising shareholders NOT to tender their shares until a final recommendation from the Board of Directors is announced. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein, and a copy of the interim report entitled "Directors' Circular" is attached as Exhibit 99.2 hereto and incorporated by reference herein.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MDI TECHNOLOGIES, INC.
                                 (Registrant)

Date: May 13, 2005               BY:  /S/ THOMAS K. ANDREW
                                      Thomas K. Andrew
                                      Chief Financial Officer and
Treasurer

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                                 EXHIBIT INDEX


                     Exhibit No.        Description of Index
                     ------------       --------------------
                     Exhibit 99.1       Press Release

                     Exhibit 99.2       Directors' Circular

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